EXHIBIT 32.1

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Amended Annual Report on Form 10-KSB/A
(the "Report") of Quick-Med Technologies, Inc. (the "Company") for the fiscal year ended June 30, 2004, I, David S. Lerner, President and Principal Executive
Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my
knowledge, that:

     (1)  the Report fully complies with the requirements of section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  October 20, 2004

/s/ DAVID S. LERNER
David S. Lerner
President (and Principal Executive Officer)